As filed with the Securities and Exchange Commission on April 22, 2004

Securities Act Registration No. 333-112768
Investment Company Registration No. 811- 21511

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 2
[ ] Post-Effective Amendment

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 2

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of Principal Executive Offices)

(212) 632-6000
(Registrant’s Telephone Number, including Area Code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Service)

Copies of Communications to:

Stuart H. Coleman, Esq. Janna Manes, Esq. Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York 10038	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

             Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

             If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

             It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Stock, $.001 par value	3,000,000 shares	$20.00	$60,000,000*	$7,602.00**

*	Estimated solely for the purpose of calculating the registration fee.

**	All of which has been previously paid.

             The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

__________________
Part A

The Prospectus comprising Part A of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, filed on March 24, 2004, is incorporated by reference herein.
__________________

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 22, 2004

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

_____ ___, 2004

             Lazard Global Total Return and Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

             This Statement of Additional Information (“SAI”) of the Fund relating to this offering of shares of the Fund’s common stock (the “Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating to the Common Stock dated _____ __, 2004. This SAI does not include all information that a prospective investor should consider before purchasing shares of Common Stock in this offering. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 823-6300. You also may obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

             Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus.

INVESTMENT OBJECTIVE AND RESTRICTIONS

             The following information supplements and should be read in conjunction with the Fund’s Prospectus.

             The Fund’s investment objective is total return, consisting of capital appreciation and income. There can be no assurance that the Fund’s investment objective will be achieved.

             The Fund’s investment objective is a fundamental policy, which cannot be changed without approval by vote of a majority of the outstanding voting securities (“Majority Vote”), which means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. In addition, the Fund has adopted investment restrictions as fundamental policies which cannot be changed without approval by a Majority Vote. The Fund may not:

1.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2.	invest in physical commodities or contracts for the purchase or sale of physical commodities, except that the Fund may enter into options, futures contracts, options on futures contracts, forward contracts, swap agreements and similar financial instruments (collectively, “Permitted Derivatives Transactions”);

3.	borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 ?% of the value of the Fund’s total assets) or pursuant to any exemptive relief thereunder, provided that the entry into Permitted Derivatives Transactions and effecting short sales shall not constitute borrowing;

4.	lend securities or make loans to others, if, as a result, more than 33 1/3% of its total assets would be loaned to others, except that this limitation does not apply to the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements;

5.	issue any senior security, except as permitted by the 1940 Act (currently, in the case of debt, with asset coverage of 300% immediately after such issuance, and, in the case of stock, with 200% asset coverage) and except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, provided that collateral, escrow or margin or other deposits with respect to the making of short sales and purchases or sales in Permitted Derivatives Transactions are not deemed to be an issuance of a senior security;

6.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

7.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, provided that margin deposits in connection with Permitted Derivatives Transactions and effecting short sales will not be deemed to constitute a margin purchase for purposes of this Investment Restriction;

8.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; or

9.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptive relief thereunder.

             If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund interprets its policies with respect to Financial Leverage to permit investment activities, as described herein with respect to the Fund’s total assets, to the extent permitted by the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

             The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Certain Portfolio Securities

             Investors should recognize that investing in the securities of foreign issuers and emerging market currencies involves special considerations which are not typically associated with investing in U.S. issuers. Non-U.S. investing may involve risks arising from differences between U.S. and foreign markets, including less volume; much greater price volatility in and illiquidity of certain foreign markets; different trading and settlement practices and less governmental supervision and regulation; changes in currency exchange rates; high and volatile rates of inflation; economic, social and political conditions such as wars, terrorism, civil unrest and uprisings; and, as with domestic multinational corporations, from fluctuating interest rates.

             There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate los ses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

             Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

             There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

             In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions also may restrict the Fund’s investments in certain foreign banks and other financial institutions.

             Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

             Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countrie s there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

             Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have negative implications for Argentina’s stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund’s portfolio.

             Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

             The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may not occur on a timely basis in some instances, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

             Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

             With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

             Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Global Equity Investments

             Global Equity Investments may include the following types of investments.

             Common and Preferred Stocks. Stocks represent shares ownership in a company. Generally, preferred stock has a specified dividend (at a fixed or adjustable rate) and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Dividend payments for common stock generally are not guaranteed and may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying common stock dividends does not guarantee that it will continue to pay dividends in the future. Increases and decreases in earnings are usually reflected in a company’s stock price, s o common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Preferred stocks fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in its net asset value.

             Trust Preferred Securities. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

             Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

             These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

             Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

             Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertib le securities generally entail less risk than investments in common stock of the same issuer.

             Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

             Mandatory Convertible Securities. Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuers after a particular date and under certain circumstances (including at a specified price) established upon its issuance. The conversion is not optional, and the conversion price is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Mandat ory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

             Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to sto ckholders annually a substantial portion of its otherwise taxable income.

             REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

             Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

             REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

             REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

             Rights and Warrants. Rights and warrants (including those acquired in units or attached to other securities) are forms of derivative securities that give the holder the right, but not the obligation, to acquire a specified amount of equity securities at a set price for a specified period of time. Rights and warrants are subject to the same market risks as stocks, but may be more volatile in price.

             Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Currency Investments

             Currency Investments may include the following types of investments.

             Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in, or enter into, obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities.

             Foreign Government Obligations. Investing in foreign sovereign debt securities in emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See “Risks—Currency Investments—Emerging Market Risk.” The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implement ation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt also generally will be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

             As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experie nced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of th ese arrangements and may therefore have access to information not available to other market participants.

             Brady Bonds. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and issued in various currencies, although most are U.S. dollar-denominated. They are actively traded in the over-the-counter secondary market.

             Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon securities which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds often are viewed as having three or four valua tion components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

             In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

             Supranational Entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. These supranational entity-issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

             High Yield Corporate Debt Obligations. Some corporate debt obligations in which the Fund may invest are considered higher-yielding but are of lower-quality either relative to similar U.S. issuers or similar foreign issuers (“junk bonds”). Most of these debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). These securities may react less to fluctuations in interest rate levels than do those of higher-quality se curities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. The risk of loss due to default by these issuers is significantly greater than with high-quality obligations because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

             These securities present a higher degree of credit risk. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-quality securities and will fluctuate over time. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. An economic recession could adversely affect the ability of the issuers of lower-quality securities to repay principal and pay interest thereo n and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

             Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-quality securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value and could result in the Fund selling such securities at lower prices than those used in calculating the Fund’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

             Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market, interest rate or other financial indicator (an “embedded index”) or the relevant changes in two or more embedded indices, such as the differential performance of two assets or markets, such as indices reflecting bonds.

             Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments issued through a trust or partnership through which the Fund would hold the underlying debt obligations may be in the form of “swap products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate, or “partnerships” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The terms of structured instruments assembled in the form of medium-term notes normally provide that their principal and/or interest payments are to be a djusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The value of structured instruments may move in the same or the opposite direction as the value of the embedded index, so that appreciation of the embedded index may produce an increase or decrease in the interest rate or value of the instrument at maturity. The terms of structured instruments may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. Consequently, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s) so that the instrument may be more or less volatile than the embedded index, depending on the multiplier. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

             Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.

             The Fund may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

             The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Fund, and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security.

Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

             Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

             The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of s imilar credit quality.

             Money Market Instruments. Money market instruments include short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, repurchase agreements, bank obligations and commercial paper of U.S. and foreign corporations. The Fund may hold money market instruments pending investment of the proceeds of the offering of the Common Stock, payment of distributions in accordance with the distribution policy and payment of Fund expenses. The yield on these securities will tend to be lower than the yield on other securities purchased by the Fund.

             U.S. Government Securities. The Fund may invest in U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. In addition, the U.S. Government and its agencies and instrumentalities do not guarantee the market value of their se curities. Consequently, the value of such securities may fluctuate.

             Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

             Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit (CDs), bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return or are purchased on a discount basis. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

             Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Investment Techniques

             Leverage—Borrowings. Under the 1940 Act, money borrowed for leveraging is limited to 33 1/3% of the value of the Fund’s Net Assets plus the principal amount represented by Borrowings. Interest costs of Borrowings may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. During periods in which the Fund uses leverage, the fees paid to Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Leveraged Assets.

             For Borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (Net Assets plus the principal amount represented by Borrowings) of 300% of the amount borrowed. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus the principal amount by Borrowings, is at least 300% of such principal amount. The Fund also may be required to maintain minimum average balances in connection with such Borrowings or pay a commitment or other fee to maintain a credit facility; either of these requirements would increase the cost of Borrowings over the stated interest rate. If the Fund issued preferred stock, it would be required to maintain asset coverage of 200% of the aggregate amount of securities representing indebtedness plus the aggregat e liquidation value of the outstanding preferred stock. If preferred stock is outstanding, two of the Fund’s Directors would be elected by the holders of preferred stock, voting separately as a class, and the remainder of the Directors would be elected by holders of Common Stock and holders of preferred stock voting as a single class. In the event the Fund failed to pay distributions on preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Fund’s Directors.

              Credit Facility. The Fund intends to enter into a $75 million credit agreement with State Street Bank and Trust Company (the “Credit Agreement”) for a floating rate secured line of credit with State Street Bank and Trust Company as lender and agent (the “Credit Facility”). Under the Credit Agreement, the Credit Facility may be used (1) to purchase portfolio investments and (2) for payment of distributions to stockholders and other short-term portfolio management purposes.

             Forward Commitments. The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments. The Fund intends to engage in forward commitments to increase the Fund’s financial exposure to the types of securities in which it invests, which will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Fund have more than 33 1/3% of its total assets committed to purchase securities on a forward commitment basis. Purchasing forward commitments is similar to purchasing forward currency contracts. See “Derivatives—Forward Currency Contracts” below.

             Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share of Common Stock.

Global Equity Investments

             Lending Fund Securities. The Fund may lend securities constituting Global Equity Investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of Fund securities may not exceed 33 1/3% of the value of the Fund’s total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintai ned at all times in an amount equal to at least 100% of the current m arket value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.

Currency Investments

             Derivatives. The Fund may invest in, or enter into, derivatives such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would and are expected to be the primary means of making Currency Investments.

             Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

             Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or if the Investment Manager judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives by the Fund also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

             The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

             Foreign Currency Transactions. Currency transactions include forward currency contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately future foreign currency exchange rates.

             Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See “Risks—Principal Risks of Currency Investments—Currency Risks” in the Prospectus.

             Forward Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

             Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. See “The Funds Investments—Portfolio Composition-Currency Investments—Forward Currency Contracts and Other Derivatives Transactions” in the Prospectus.

             Futures Transactions—In General. The Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

             Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substa ntial losses. In addition, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily variation margin requirements. The Fund may have to sell portfolio holdings at a time when it may be disadvantageous to do so.

             Specific Futures Transactions. The Fund may purchase and sell futures contracts and options thereon, including these with respect to foreign currencies and interest rates. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

             Options—In General. The Fund may buy and sell (write) covered call and put options. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

             There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

             Specific Options Transactions. The Fund may buy and sell call and put options on foreign currency. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the purchaser expects to be lower than the spot price of the currency at the time the option is exercised. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the seller anticipates to be higher than the spot price of the currency at the time the option is exercised.

             The Fund may purchase cash-settled options on interest rate swaps, including interest rate swaps denominated in foreign currency in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

             Swap Agreements. The Fund may enter into currency exchange and interest rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or at a specific interest rate. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

             Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The Investment Manager may not be able to use swaps if such swaps are not available on favorable terms or if the use of swaps may entail negative tax consequences for the Fund.

             Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

DESCRIPTION OF THE FUND

             The Fund is a Maryland corporation organized on January 27, 2004. The Fund is a newly organized, diversified, closed-end management investment company.

MANAGEMENT OF THE FUND

Board of Directors

             The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors, which approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Lazard Asset Management LLC	Investment Manager
State Street Bank and Trust Company	Custodian
EquiServe Trust Company, N.A..	Transfer Agent and Registrar
EquiServe, Inc.	Dividend Disbursing Agent

             The Directors and Officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Julliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Richard Reiss, Jr. (59)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Interested Directors:(3)

Norman Eig (62)	President and Chairman of the Board	Chairman of the Investment Manager since March 2004; previously Chief Executive Officer of the Investment Manager and Member of the Management Committee of Lazard.

Herbert W. Gullquist (66)	Director	Senior Advisor of the Investment Manager; Retired Managing Director and Co-Chief Executive Officer of the Investment Manager.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(4)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Secretary	Managing Director and General Counsel of the Investment Manager; from September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October 2002, Vice President, Law & Regulation at J. & W. Seligman & Co.; from July 1997 to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.

David Kurzweil (29)	Assistant Secretary	Counsel of the Investment Manager since February 2003; from August 1999 to January 2003, an Associate at Kirkpatrick & Lockhardt LLP, a law firm; from September 1996 to May 1998, law student.

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(1)	The address of each Director and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2)	Each Director became a Director in February 2004 and serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., two open-end registered management investment companies (together comprised of 17 investment portfolios, the “Lazard Funds”).
Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their ele ction, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the 1940 Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager.

(4)	Each officer became an officer in February 2004 and serves for an indefinite term, until his successor is elected and qualified. Each officer, except Mr. Kurzweil, serves in the same capacity for the Lazard Funds.

             The Fund has standing audit and nominating committees, each comprised of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”). The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The function of the nominating committee is to select and nominate candidates for election to the Fund’s Board of Directors. The nominating committee does not normally consider nominees recommended by stockholders.

             The table below indicates the dollar range of each Director’s ownership of Common Stock and of shares of the Lazard Funds as of December 31, 2003.

Director	Dollar Range of Common Stock (1)	Dollar Range of Aggregate Holdings of Common Stock and Shares of the Lazard Funds

John J. Burke	$0	Over $100,000
Kenneth S. Davidson	$0	None
William Katz	$0	None
Lester Z. Lieberman	$0	None
Richard Reiss, Jr.	$0	None
Norman Eig	$0	Over $100,000
Herbert W. Gullquist	$0	Over $100,000

(1)	Prior to commencement of the public offering of the Common Stock, the Investment Manager purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of the Prospectus, the Investment Manager owned 100% of the Fund’s outstanding Common Stock. The Investment Manager may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding shares.

             No Director who is not an Interested Director owns beneficially or of record any security of the Investment Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, Citigroup Global Markets Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, H&R Block Financial Advisers, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., KeyBanc Capital Markets, A Division of McDonald Investments Inc., Oppenheimer & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated or Wedbush Morgan Securities Inc.

             Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual aggregate fee of $50,000, plus $2,500 per meeting attended in person ($1,000 per meeting attended by telephone), for the Fund and the Lazard Funds, and is reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Fund and the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

Director	Estimated Aggregate Compensation from the Fund*	Estimated Aggregate Compensation from the Fund and the Lazard Funds*

John J. Burke	$2,900	$60,000
Kenneth S. Davidson	$2,900	$60,000
William Katz	$2,900	$60,000
Lester Z. Lieberman	$2,900	$60,000
Richard Reiss, Jr.	$2,900	$60,000
Norman Eig	None	None
Herbert W. Gullquist	None	None

*   Based on the estimated compensation to be paid for the period ending December 31, 2004.

Investment Management and Investment Management Agreement

              The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

             The Investment Manager, a wholly-owned subsidiary of Lazard Frères & Co. LLC, is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Manager provides its clients with a wide variety of investment banking and related services, including investment management. The Investment Manager provides investment management services to client discretionary accounts with assets as of January 31, 2004 totaling approximately $70 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

             Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except (1) the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager and (2) personnel retained specifically by the Fund. The Investment Manager will make available to the Fund such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays the Fund’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Fund, may render investment advice, management and other services to other clients.

             Pursuant to the Management Agreement, the Fund will pay monthly to the Investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.85% of the Fund’s average daily Total Leveraged Assets (Net Assets plus Financial Leverage). The liquidation value of any preferred stock would not be treated as a liability. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets.

             The Management Agreement provides that the Fund pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses payable by the Fund include, but are not limited to, brokerage and other expenses of executing Fund transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Fund; the expenses and fees for registering, qualifying and listing securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; litigation and indemnification expenses; the cost of preparing and distributing reports and notices to stockholders; and the cost of preparing material for meetings of the Fund’s Board of Directors.

             The Management Agreement has an initial term of two years and then is subject to annual approval by (i) the Fund’s Board of Directors or (ii) a Majority Vote, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by vote of the holders of a majority of the shares of such Fund, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

             In considering approval of the Management Agreement, the Directors reviewed an independent report prepared by Lipper comparing projected expenses and contractual management fees for the Fund to a comparison group chosen by Lipper. The Directors considered the method of calculation of management fees based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by the Common Stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage and the similarities, from an investment management perspective, of services required in connection with Currency Commitments and those in connection with Currency Investments made with proceeds of Borrowings. The Directors participated in a discussion with portfolio management personnel of the Investment Manager regarding the investment philosophy and approach to be applied to the Fund’s investment strategies and policies, the Investment Manager’s expertise in a global equity strategy and the emerging income strategy, and the Investment Manager’s performance record for similar investment strategies, compared to benchmark indices and, for the global equity strategy, to similar investment strategies. The Directors also considered a number of other factors, including: the scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the Fund. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement. The Directors considered the capability of the Investment Manager and concluded that its personnel had sufficient experience to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Manager were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that approval of the Management Agreement was in the best interests of the Fund and its stockholders.

             The Fund and the Investment Manager each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics restrict the personal securities transactions of employees and require Fund managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also are available on the SEC’s web site at http://www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

             The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

      The Investment Manager votes proxies in the best interests of its clients.
      Unless the Investment Manager’s Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.

      To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.
      The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

             The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

      vote as recommended by management in routine election or re-election of directors;
      favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and
      vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

             On and after August 31, 2004, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

NET ASSET VALUE

             The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

             The Fund values portfolio securities for which market quotations are readily available at market value. Market values for exchange-listed securities generally are based on the last reported sales price on the principal exchange or market on which the security is traded. Securities not traded on the valuation date are valued at the last quoted bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts will be valued at the current cost of offsetting the contract. Assets and liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such r ate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Investment Manager. Bonds and other fixed income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

             Trading on Europe, Latin and South America and Far East exchanges and in currency and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). Calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, the Fund may value such securities at their fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing in that the net asset value of the Common Stock will be subject to the judgment of the Boar d of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values.

FUND TRANSACTIONS

General

             Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of Fund transactions for the Fund. In arranging for the Fund’s Global Equity Investing and Currency Investments transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

             In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

             To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board of Directors has determined that securities transactions for the Fund may be executed through persons affiliated with the Fund if, in the judgment of the Investment Manager, the use of such affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the affiliate charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

             Purchase and sale orders for securities held by the Fund may be combined with those for other funds or accounts managed by the Investment Manager in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one fund or account, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Research and Statistical Information

             Consistent with the requirements of best execution, brokerage commissions on the Fund’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting the Fund transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

           The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; Fund management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes. The Investment Manager may place orders with broker-dealers who provides services to the Fund at no fee or a reduced fee.

             Any research received in respect of the Fund’s brokerage commission may be useful to the Fund, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Fund.

             Simultaneous Investments. Investment decisions for the Fund are made independently from those of other funds and other accounts managed by the Investment Manager. If, however, such other funds or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

TAX MATTERS

             Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Fund Common Stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your Common Stock as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund Common Stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

             The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under the Code.

             To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (all such income items, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one is suer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year. The Fund believes that its investment strategies, including its investments in emerging market currencies through forward currency contracts, will generate qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreig n currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which such regulations are applicable.

             As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year pe riod generally ending October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

             If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain), even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

             Dividends paid out of the Fund’s investment company taxable income will be taxable to a stockholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Common Stock. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the stockholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gain, regardless of how long the stockholder has held Fund Common Stock. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares of Common Stock, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock.

             The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares of Common Stock by an amount equal to the deemed distribution less the tax credit.

             Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares of Common Stock will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

             Upon the sale or other disposition of shares of the Fund Common Stock which a stockholder holds as a capital asset, such a stockholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the Common Stock sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the Common Stock. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares of Common Stock have been held for more than one year.

             Any loss realized on a sale or exchange will be disallowed to the extent that Common Stock disposed of is replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Common Stock. In such a case, the basis of the shares of Common Stock acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund Common Stock held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited as undistributed capital gains) with respect to such Common Stock.

             Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must attach to its tax return and also separately file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Currency Fluctuations

             Under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

             The Fund will invest in emerging market currencies, primarily by entering into forward currency contracts. In addition, the Fund may enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” will not be subject to ordinary income or loss treatment under Section 988 of the Code. Gains and losses from Section 1256 Contracts are marked to market annually and generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Any gain or loss realized by the Fund with respect to any forward currency contracts, or currency futures contracts or option contracts that are not Section 1256 Contracts, will be ordinary, unless (i) the contract is a ca pital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss. [The Fund does not intend to make such elections.]

Hedging and Derivatives Transactions

             Certain of the Fund’s hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax ele ctions in order to mitigate the effect of these provisions.

Other Investments

             The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

             As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its stockholders.

Foreign Taxes

             Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a RIC, the Fund satisfies the 90% distribution requirement and more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to “pass through” to its stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund Common Stock for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the Fund Common Stock in arrangements in which the stockholder’s expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” taxes to flow-through. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

             The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless

Congress enacts legislation otherwise). Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service. To avoid such withholding, foreign stockholders (as defined below) that beneficially own Common Stock generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-United States status.

Foreign Stockholders

             U.S. taxation of a stockholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

             If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign stockholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund Common Stock. However, a foreign stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange ga ins.

             If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund Common Stock will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

             In the case of a non-corporate foreign stockholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding.”

             The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

             It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INFORMATION ABOUT THE FUND

             The Fund’s Articles of Incorporation authorize the issuance of 500,000,000 shares of Common Stock. The shares of Common Stock being offered have a par value of $0.001 per share and, subject to the rights of holders of preferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares of Common Stock being offered will, when issued, be fully paid, non-assessable, and will have no pre-emptive, subscription or conversion rights or rights to cumulative voting. Although the Fund has no current intention to issue any preferred stock, the Articles authorize the issuance of shares of preferred stock in one or more classes or series, with rights as determined by the Board of Directors.

             The Fund will send annual and semi-annual financial statements to its stockholders.

CUSTODIAN AND TRANSFER AGENT

             The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and Fund accounting services. The Fund’s transfer agent and registrar is EquiServe Trust Company, N.A., and the Fund’s dividend disbursing agent is EquiServe, Inc. (together, “Equiserve”), P.O. Box 43010, Providence, Rhode Island 02940-3010. Under a transfer agency and service agreement with the Fund, EquiServe arranges for the maintenance of stockholder account records for the Fund, the handling of certain communications between stockholders and the Fund, and prepares and disburses payments for dividends and distributions payable by the Fund. For these services, EquiServe receives a monthly fee computed on the basis of the number of stockholder accounts it maintains for the Fund during the month and is reimb ursed for certain out-of-pocket expenses.

EXPERTS

             The Financial Statement of the Fund as of April 20, 2004 appearing in this SAI has been audited by Deloitte & Touche LLP ("Deloitte"), independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Deloitte is Two World Financial Center, New York, NY 10281-1414.

ADDITIONAL INFORMATION

             The Fund’s Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of
Lazard Global Total Return and Income Fund, Inc.
New York, NY

          We have audited the accompanying statement of net assets of Lazard Global Total Return and Income Fund, Inc. (the “Fund”) as of April 20, 2004. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

          In our opinion, such statement of net assets presents fairly, in all material respects, the financial position of the Company as of April 20, 2004, in conformity with accounting principles generally accepted in the United States of America.

April 21, 2004

A-1

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
FINANCIAL STATEMENTS

Lazard Global Total Return and Income Fund, Inc.
Statement of Assets and Liabilities
April 20, 2004

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
Schedule of Net Assets
April 20, 2004

ASSETS:
Cash	$100,027

Total Assets and Net Assets	$100,027

Analysis of Net Assets:
Net capital paid in on shares of
common stock issued ($0.001
par value; 5,237 shares issued
and outstanding)	$100,027

The accompanying notes are an integral part of this financial statement.

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
Notes to Statement of Net Assets

Organization

Lazard Global Total Return and Income Fund, Inc. (the "Fund") was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of Common Stock to Lazard Asset Management LLC ("LAM").

Investment Management Agreement

The Fund has entered into an investment management agreement with LAM, a subsidiary of Lazard Frères & Co. LLC. (See the "Investment Management and Investment Management Agreement" section within "Management of the Fund" in the Statement of Additional Information.)

Costs of Organization and Offering

LAM has agreed to pay all of the Fund's organizational expenses and to reimburse offering costs (other than sales load) that exceed $0.04 per share of Common Stock. The Fund has estimated that (i) offering costs will approximate $650,000 and (ii) 12,500,000 shares will be issued in connection with the Fund's offering of Common Stock. Based on those estimates, the Fund anticipates that the net proceeds of the offering will be reduced by approximately $650,000 of offering costs and that LAM will reimburse the Fund for $150,000 of such costs and will pay directly approximately $35,000 of organizational expenses.

A-2

PART C -- OTHER INFORMATION

ITEM 24.	EXHIBITS

	(a)	Amended and Restated Articles of Incorporation(1)
	(b)	By-Laws**
	(c)	Not applicable
	(d)	(i) See Exhibit (a)
(ii) Form of stock certificate**
	(e)	Dividend Reinvestment Plan of Registrant**
	(f)	Not applicable
	(g)	Investment Management Agreement between Registrant and Lazard Asset Management LLC ("LAM")*
	(h)	(i) Form of Underwriting Agreement between Registrant and Citigroup Global Markets Inc.**
(ii) Form of Master Selected Dealer Agreement**
(iii) Form of Master Agreement Among Underwriters**
	(i)	Not applicable
	(j)	Form of Custodian Agreement between Registrant and State Street Bank and Trust Company ("State Street")**
	(k)	(i) Form of Registrar, Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc.**
(ii) Form of Administration Agreement between Registrant and State Street**
	(l)	(i) Opinion and Consent of Stroock & Stroock & Lavan LLP **
(ii) Opinion and Consent of Venable LLP**
	(m)	Not applicable
	(n)	Consent of Independent Auditors**
	(o)	Not applicable
	(p)	Investment Letter**
	(q)	Not applicable
	(r)	Code of Ethics of Registrant**
	(s)	Power of Attorney(2)

* To be filed by amendment. ** Filed herewith.
(1)	Incorporated by reference to Registrant's filing with the Securities and Exchange Commission (the "SEC") on February 12, 2004.
(2)	Incorporated by reference to Registrant's filing with the Securities and Exchange Commission (the "SEC") on March 24, 2004.

ITEM 25.      MARKETING ARRANGEMENTS

     See Exhibits (h)(i)-(iii) to this Registration Statement.

ITEM 26.      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$ __________

National Association of Securities Dealers, Inc. fees	$ __________

Costs of printing and engraving expenses	$ __________

Independent auditor's fees and expenses	$ __________

Legal fees and expenses	$ __________

NYSE listing fees	$ __________

Blue Sky filing fees and expenses	$ __________

Miscellaneous expenses	$ __________

Total	$ __________

ITEM 27.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 28.      NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders

Common Stock, par value $0.001 per share	1 as of April 20, 2004

ITEM 29.      INDEMNIFICATION

     Reference is made to Article VII of Registrant's Amended and Restated Articles of Incorporation to be filed as Exhibit (a), Article VI of Registrant’s By-Laws filed as Exhibit (b) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In such event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     The directors and officers of Registrant are covered by an errors and omission policy covering certain claims and expenses arising out of their position with Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregarding of their duties.

     Section 9 of the Form of Underwriting Agreement filed as Exhibit h (i) to this Registration Statement provides for each of the parties thereto, including Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     The descriptions of the Investment Manager under the Captions "Management of the Fund" in the Prospectus and "Management" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of LAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by LAM or those of its officers and members during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended by LAM (SEC File No. 801-61701).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS
     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, including journals, ledgers, securities records and other original records, are maintained primarily at the offices of Registrant's custodian, State Street Bank and Trust Company. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 32. MANAGEMENT SERVICES
Not applicable.

ITEM 33. UNDERTAKINGS
(1)	Registrant hereby undertakes to suspend the offering of its Common Stock until it amends its prospectus if
(a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant hereby undertakes that:
(a)	for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 22nd day of April, 2004.

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC. By: /s/ Norman Eig Norman Eig, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Norman Eig	President (Chief Executive Officer) and	April 22, 2004
Chairman of the Board
Norman Eig

/s/ Stephen W. St. Clair	Treasurer and Chief Financial Officer	April 22, 2004

Stephen W. St. Clair

/s/ Herbert W. Gullquist*	Director	April 22, 2004

Herbert W. Gullquist

/s/ John J. Burke*	Director	April 22, 2004

John J. Burke

/s/ Lester Z. Lieberman*	Director	April 22, 2004

Lester Z. Lieberman

/s/ Kenneth S. Davidson*	Director	April 22, 2004

Kenneth S. Davidson

/s/ William Katz*	Director	April 22, 2004

William Katz

/s/ Richard Reiss, Jr.*	Director	April 22, 2004

Richard Reiss, Jr.

*/s/ Nathan A. Paul

Nathan A Paul
Attorney-in-fact

Index of Exhibits
(b)	By-laws
(d)(ii)	Form of stock certificate
(e)	Dividend Reinvestment Plan
(h)(i)	Form of Underwriting Agreement
(h)(ii)	Form of Master Selected Dealer Agreement
(h)(iii)	Form of Master Agreement Among Underwriters
(j)	Form of Custodian Agreement
(k)(i)	Form of Registrar, Transfer Agency and Service Agreement
(k)(ii)	Form of Administration Agreement
(l)(i)	Opinion and Consent of Counsel
(l)(ii)	Opinion and Consent of Counsel
(n)	Consent of Independent Auditors
(p)	Investment Letter
(r)	Code of Ethics